Exhibit 23



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-32439) of Old Republic International Corporation of our report dated June 26, 2006 relating to the financial statements of Bituminous 401(k) Savings Plan, which appears in this Form 11-K.



                                        /s/ PricewaterhouseCoopers, LLP



Chicago, Illinois
June 29, 2006